                                                                  EXHIBIT (a)(3)

================================================================================

                              LETTER OF TRANSMITTAL
   TO TENDER SHARES OF CUMULATIVE VOTING CONVERTIBLE PREFERRED STOCK, SERIES B
                                       OF
                              OLD STONE CORPORATION
                        PURSUANT TO THE OFFER TO PURCHASE
                     UP TO 3,813,591 SHARES OF COMMON STOCK
                                       AND
                             UP TO 478,080 SHARES OF
             CUMULATIVE VOTING CONVERTIBLE PREFERRED STOCK, SERIES B
                                       OF
                              OLD STONE CORPORATION
                                DATED MAY 5, 2003
                                       BY
                          MANTICORE PROPERTIES II, L.P.

THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT,
  EASTERN DAYLIGHT SAVINGS TIME, ON TUESDAY, JUNE 3, 2003, UNLESS THE OFFER IS
                                    EXTENDED.

                                  THE DEPOSITARY FOR THE OFFER IS:

                                       THE BANK OF NEW YORK
           BY MAIL:                   FACSIMILE TRANSMISSION:               BY HAND/OVERNIGHT:
     THE BANK OF NEW YORK         (FOR ELIGIBLE INSTITUTIONS ONLY)     TENDER & EXCHANGE DEPARTMENT
TENDER AND EXCHANGE DEPARTMENT             (212) 815-6433                   101 BARCLAY STREET
       P.O. BOX 859208                                                  RECEIVE AND DELIVER WINDOW
   BRAINTREE, MA 02185-9208                                              NEW YORK, NEW YORK 10286

                                       FOR CONFIRMATION ONLY
                                            TELEPHONE:
                                           (212)815-6212

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

                    DESCRIPTION OF PREFERRED SHARES TENDERED

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE
    FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEARS ON              PREFERRED SHARE CERTIFICATE(S) AND PREFERRED SHARE(S) TENDERED
               PRERERRED SHARES CERTIFICATE(S))                                   (ATTACH ADDITIONAL LIST, IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          PREFERRED SHARES      PREFERRED
                                                                  PREFERRED SHARE         EVIDENCED BY SHARE    SHARES
                                                                  CERTIFICATE NUMBER(S)*  CERTIFICATE(S)*       TENDERED**
                                                                  -------------------------------------------------------------

                                                                  -------------------------------------------------------------

                                                                  -------------------------------------------------------------

                                                                  -------------------------------------------------------------

                                                                  -------------------------------------------------------------

                                                                  -------------------------------------------------------------
                                                                  TOTAL SHARES TENDERED:
-------------------------------------------------------------------------------------------------------------------------------

* Need not be completed by Shareholders delivering Preferred Shares by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Preferred Shares evidenced by each Preferred Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

================================================================================

            THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL
                 SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF
                            TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by shareholders either if certificates evidencing Preferred Shares (as defined below) are to be forwarded herewith or if delivery of Preferred Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in Section 3 of the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary. Shareholders whose certificates evidencing Preferred Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Preferred Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

/ / CHECK HERE IF PREFERRED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
FOLLOWING:

Name of Tendering Institution:    ______________________________________________

Account Number:                   ______________________________________________

Transaction Code Number:          ______________________________________________

/ / CHECK HERE IF PREFERRED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):  ______________________________________________

Window Ticket No. (if any):       ______________________________________________

Date of Execution of Notice of
Guaranteed Delivery:              ______________________________________________

Name of Institution which
Guaranteed Delivery:              ______________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

            PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
                             TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Manticore Properties II, L.P., a Delaware limited partnership ("Purchaser") the above described shares of preferred stock, par value $1.00 per share ("Preferred Shares") of Old Stone Corporation, a Rhode Island corporation ("Old Stone"), pursuant to Purchaser's offer to purchase up to 3,813,591 shares of common stock, par value $1.00 per share of Old Stone (the "Common Shares" and together with the Common Shares, the "Shares") and up to 478,080 shares of cumulative voting convertible preferred stock, Series B, at $1.00 per Common Share and $10.00 per Preferred Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 5, 2003 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Letter of Transmittal relating to the Common Shares, as amended from time to time, constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     If more than 3,813,591 Common Shares or 478,080 Preferred Shares (or such greater number of Common Shares or Preferred Shares as we elect to accept for payment and pay for) are validly tendered prior to the Expiration Date, and not withdrawn, Purchaser will, upon the terms and subject to the conditions of the Offer, purchase 3,813,591 Common Shares and 478,080 Preferred Shares (or such greater number of Common Shares or Preferred Shares) on a pro rata basis (with adjustments to avoid purchases of fractional Shares) based upon the number of Shares validly tendered by the Expiration Date and not withdrawn (the "Proration Period"). In the event that proration of tendered Shares is required, because of the difficulty of determining the precise number of Shares properly tendered and not withdrawn, Purchaser does not expect to announce the final results of proration or pay for any Shares until at least seven New York Stock Exchange ("NYSE") trading days after the Expiration Date. Preliminary results of proration will be announced by press release as promptly as practicable. Holders of Shares may obtain such preliminary information from the Information Agent.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith (and to the extent such shares are accepted by Purchaser), in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares after June 3, 2003 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of Old Stone and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints William A. Ackman of the Purchaser as proxy of the undersigned, with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and to the extent such Shares are accepted for payment by the Purchaser (and any and all Distributions). Such proxy shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when, and only to the extent that the Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares (and such other Shares and securities) will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designee of the Purchaser named above will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as he in his sole discretion may deem proper at any annual or special meeting of the shareholders of Old Stone or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise, and the Purchaser reserves the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that either the box entitled "Special Payment Instructions" and/or "Special Delivery Instructions" are completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and/or mail such check and Share Certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

                  SPECIAL PAYMENT                                        SPECIAL PAYMENT
                 INSTRUCTIONS FOR                                       INSTRUCTIONS FOR
                 PREFERRED SHARES                                        PREFERRED SHARES
                 (SEE INSTRUCTIONS                                      (SEE INSTRUCTIONS
                  1, 5, 6 AND 7)                                          1, 5, AND 7)
To be completed ONLY if the check for the purchase     To be completed ONLY if the check for the purchase
price of Preferred Shares purchased or Preferred       price of Preferred Shares purchased or Preferred
Share Certificates evidencing Preferred Shares not     Share Certificates evidencing Preferred Shares not
tendered or not purchased are to be issued in the      tendered or not purchased are to be mailed to
name of someone other than the undersigned.            someone other than the undersigned, or to the
                                                       undersigned at an address other than that shown
     / /  Issue check and/or                           under "Description of Preferred Shares Tendered."
     / /  Preferred Share Certificate(s) to:
                                                            / /  Mail check and/or
     Name:________________________________________          / /  Preferred Share Certificate(s) to:
                          (PRINT)
     Address:_____________________________________          Name:________________________________________
     _____________________________________________                               (PRINT)
     _____________________________________________          Address:_____________________________________
                                      (ZIP CODE)            _____________________________________________
                                                            _____________________________________________
                                                                                               (ZIP CODE)
     _____________________________________________
              TAXPAYER IDENTIFICATION
             OR SOCIAL SECURITY NUMBER
        (See attached Substitute Form W-9)

                                    IMPORTANT
                        PREFERRED SHAREHOLDERS: SIGN HERE
           (Also Please Complete Substitute Form W-9 Included Herein)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF HOLDER(S))

          Dated:_____________________________________________________

Must be signed by registered holder(s) exactly as name(s) appear(s) on Preferred Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.
Name(s):
        ________________________________________________________________________

        ________________________________________________________________________
                                   (PLEASE PRINT)

Capacity (full title):   _______________________________________________________

Address:                 _______________________________________________________
                         _______________________________________________________
                                                              (INCLUDE ZIP CODE)

Area Code and
Telephone No.:           _______________________________________________________

Taxpayer Identification
or Social Security No.:  _______________________________________________________
                           (SEE SUBSITITUTE FORM W-9 INCLUDED HEREIN)

                            GUARANTEE OF SIGNATURE(S)
                     (If Required--See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
BELOW.
          ___________________________________________________________
          ___________________________________________________________
          ___________________________________________________________

/ / Check if your tender of Common Shares was solicited by a broker. Name and address of broker below.

     ________________________________________________________________
     (NAME OF BROKER)

     ________________________________________________________________
     (NAME OF FIRM)

     ________________________________________________________________
     (ADDRESS OF FIRM)

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.   GUARANTEE OF SIGNATURES.

     No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of the Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agent Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program, or is otherwise an "Eligible Guarantor Institution," as that term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Please see Instruction 5.

2.   DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES.

     This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of book-entry transfers, must be received by the Depositary at one of its addresses set forth hereto hereof prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of book-entry transfers, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

3.   INADEQUATE SPACE.

     If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" herein, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.   SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever. If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

6.   STOCK TRANSFER TAXES.

     Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

7.   SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

     If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" provided herein, the appropriate boxes provided in this Letter of Transmittal must be completed.

8.   WAIVER OF CONDITIONS.

     The conditions to the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

9.   QUESTIONS AND REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES.

     Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

10.  BACKUP WITHHOLDING.

     In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 30%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

     A tendering stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares being tendered. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of

Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and the appropriate form from the W-8 series (e.g., W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, W-8 ECI Certificate of Foreign Person's Claim from Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States, etc.) as applicable. Please see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

11.  LOST SHARE CERTIFICATES.

     In the event that the Share Certificates which a registered holder wants to surrender have been lost or destroyed, such tendering shareholder should indicate such by writing the word "Lost" under the column labeled "Preferred Share Certificate Number(s)" in the box labeled "Description of Preferred Shares Tendered". By indicating that such Shares Certificate are lost, the tendering shareholder shall be deemed to have made the following representations and warranties to, and agreements with, the Purchaser: (i) the undersigned is the record owner of the Shares being tendered pursuant to this Letter of Transmittal, (ii) the undersigned has lost the Shares Certificate representing the Shares being tendered pursuant to this Letter of Transmittal, (iii) the undersigned has the power and authority to surrender the Shares being tendered pursuant to this Letter of Transmittal and the Purchaser will acquire good and valid title thereto, free and clear of any liens, claims and encumbrances, (iv) the undersigned, upon request, will execute and deliver any additional documents deemed by the Purchaser to be necessary or desirable in connection with the surrender of the Shares being tendered pursuant to this Letter of Transmittal, and (v) the undersigned agrees to indemnify the Purchaser and its affiliates from any losses and damages which they may incur arising out of the breach of any of the foregoing representations and agreements.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

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

             ALL TENDERING SHAREHOLDERS MUST COMPLETE THE FOLLOWING:

                       PAYER'S NAME: THE BANK OF NEW YORK

SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT THE     Social security number(s)
FORM W-9                    RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. For            OR Employer
                            individuals, this is your social security number.           identification
                            For entities, this is your employer identification             number(s)
                            number
                                                                                    _________________________
                            _________________________________________________________________________________

                            PART 2 -- NAME, ADDRESS AND TYPE OF ENTITY.

                            NAME:
                            _________________________________________________________________________________

                            ADDRESS:
                            _________________________________________________________________________________

DEPARTMENT OF THE           CITY, STATE, AND ZIP CODE:
TREASURY                    ___________________________________________________
INTERNAL REVENUE SERVICE    TYPE OF ENTITY:

                            / /  Individual/Sole Proprietor
                            / /  Corporation
                            / /  Partnership
                            / /  Other (please indicate)
                            ___________________________________________________     _________________________

PAYER'S REQUEST FOR         CERTIFICATION INSTRUCTIONS -- You must cross out                 PART 3 --
TAXPAYER                    item (2) in the certification below if you have              Awaiting TIN / /
IDENTIFICATION NUMBER       been notified by the IRS that you are subject to        _________________________
(TIN)                       backup withholding because you have failed to                    PART 4 --
                            report all interest and dividends on your tax            Exempt U.S. Persons / /
                            return. However, if after being notified by the IRS
                            that you were subject to backup withholding you
                            received another notification from the IRS stating
                            you are no longer subject to backup withholding, do
                            not cross out such item (2). If you are a U.S.
                            person who is exempt from backup withholding, check
                            the box in Part 4. In such a case, you should still
                            complete this form in order to avoid possible
                            erroneous backup withholding.

Certifications -- Under penalties of perjury, I certify that: (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (or a U.S. resident alien).

Signature:                                Date:             , 2003
           ------------------------------       ------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
     (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 30% of all reportable payments made to me will be withheld.

Signature:                                Date:             , 2003
           ------------------------------       ------------

================================================================================

                     THE INFORMATION AGENT FOR THE OFFER IS:

                              D.F. KING & CO., INC.
                                 48 Wall Street
                               New York, NY 10005
             Banks and Brokerage Firms, Please Call: (212) 269-5550
                    All Others Call Toll-free: (800) 549-6650

May 5, 2003

================================================================================

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